Exhibit 99(a)
                                                                   ------------
                                                                    Schedule II
                 MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                        VALUATION AND QUALIFYING ACCOUNTS
                          ALLOWANCE FOR UNCOLLECTIBLES
                                  (In millions)


                            Balance at                               Balance at
                            Beginning                  Deductions        End of
                            of Period   Additions     (Write-offs)       Period
                          -----------  -----------    -----------   -----------

December 31, 1996                $260         $572           $559          $273

December 31, 1995                 226          437            403           260

December 31, 1994                 211          394            379           226